                                                                               .
                                                                               .
                                                                               .

                                                                      EXHIBIT 21

                           CONSULIER ENGINEERING, INC.

                       LIST OF SUBSIDIARIES OF REGISTRANT


       SUBSIDIARY             STATE OF INCORPORATION        NAMES
        SOUTHEAST AUTOMOTIVE         Florida            Southeast
                                                        Southeast Tools
ACQUISITION CORPORATION

   CONSULIER BUSINESS                Florida               None
     SERVICES, INC.

   C-6 PRODUCTS, INC.                Florida               None